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                                                                     Exhibit 1
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                                    IBP, INC.

                                 DEBT SECURITIES

                             UNDERWRITING AGREEMENT

                                        _______, 199_

To the several Underwriters named
in the respective Terms Agreements
hereinafter described

Dear Ladies and Gentlemen:

                 IBP, inc., a Delaware corporation ("IBP" or the "Company"), proposes to issue and sell its senior unsecured debt securities (the "Debt Securities") in one or more offerings on the terms and conditions determined at the time of sale. The Debt Securities will be issued pursuant to an indenture dated as of _______, 199_ (the "Indenture") between the Company and The Bank of New York, as trustee (the "Trustee").

                 From time to time, the Company may enter into one or more terms agreements (each a "Terms Agreement") that provide for the sale of such designated Debt Securities to, and the purchase and offering thereof by, the underwriter or underwriters named therein (the "Underwriters" or "you", which terms shall include the underwriter or underwriters named therein whether acting alone in the sale of Debt Securities or as members of an underwriting syndicate) and the provisions set forth herein (except for provisions which relate to securities other than Debt Securities designated in the applicable Terms Agreement) shall be incorporated by reference in any such Terms Agreement. The applicable Terms Agreement, including the provisions incorporated therein by reference, is herein referred to as "this Agreement."
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                 1.       Representations, Warranties and Agreements of the
Company.  The Company represents, warrants and agrees that:

                          (a) A registration statement on Form S-3 (No.
                 33-64459), including a prospectus relating to the Debt Securities of the Company for the registration of such securities under the Securities Act of 1933, as amended (the "Securities Act"), has (i) been prepared by the Company in material conformity with the requirements of the Securities Act and the rules and regulations (the "Rules and Regulations") of the United States Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act; and the Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"). Copies of such registration statement and any amendments thereto have been delivered by the Company to you. As used in this Agreement, "Effective Date" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Registration Statement" means the registration statement as amended to the date of this Agreement including all documents incorporated by reference or deemed to be incorporated by reference therein and the exhibits thereto; "Basic Prospectus" means the prospectus included in the Registration Statement; "Preliminary Prospectus" means any preliminary form of Prospectus (as defined herein) specifically relating to designated Debt Securities, in the form first filed with, or transmitted for filing to, the Commission pursuant to Rule 424 of the Rules and Regulations; "Prospectus Supplement" means any prospectus supplement specifically relating to designated Debt Securities, in the form first filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Securities Act; "Prospectus" means the Basic Prospectus together with the Prospectus Supplement except that if such Basic Pro

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                 spectus is amended or supplemented on or prior to the date on which the Prospectus Supplement was first filed pursuant to Rule 424, the term "Prospectus" shall refer to the Basic Prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement; "Basic Prospectus," "Prospectus", "Preliminary Prospectus" and "Prospectus Supplement" shall include in each case the documents, if any, filed by the Company with the Commission pursuant to the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference therein; and "supplement" and "amendment", shall be deemed to refer to and include any documents incorporated by reference pursuant to Item 12 of Form S-3 under the Securities Act that are filed subsequent to the date of the Basic Prospectus by the Company with the Commission pursuant to the Exchange Act. Any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Date that is incorporated by reference in the Registration Statement.

                          (b) The Registration Statement conforms in all
                 material respects, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects, to the requirements of the Securities Act and the Rules and Regulations thereunder and do not and will not, as of the applicable Effective Date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances in which they were made) not misleading; provided, however, that no representation or warranty is

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         made as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility on Form T-1 under the Trust Indenture Act of the Trustee, and (ii) information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter specifically for use in the Registration Statement or the Prospectus.

                (c) The Indenture conforms in all material respects to the requirements of the Trust Indenture Act and the applicable rules and regulations thereunder.

                (d) The documents incorporated or deemed to be incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and, when read together with the Prospectus on the filing date of the Prospectus and any amendment or supplement thereto, none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and, when read together with the Prospectus on the dates such documents become effective or are filed with the Commission, as the case may be, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

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                          (e) The Company and each of its subsidiaries have been
                 duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification except where the failure to be so qualified and in good standing would not be reasonably expected to have a material adverse effect on the consolidated financial condition, stockholders' equity, results of operations or business of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect"), and where so qualified have all corporate power and authority necessary to own, lease or operate their respective properties and to conduct the businesses in which they are engaged as described in the Prospectus.

                          (f) The Debt Securities have been duly and validly
                 authorized by the Company and, when duly executed, issued and delivered by the Company, and authenticated by the Trustee pursuant to the provisions of the Indenture, against payment therefor as provided in this Agreement, will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as the enforceability thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity); and the Debt Securities, when issued and delivered, will conform in all material respects to the description thereof contained in the Prospectus.

                          (g) The Indenture has been duly authorized by the
                 Company, and when duly executed by

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                 the proper officers of the Company (assuming due execution and delivery by the Trustee) and delivered by the Company, will constitute a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be subject to
                 (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity); and the Indenture conforms in all material respects to the description thereof contained in the Prospectus.

                          (h) This Agreement has been duly authorized, executed
                 and delivered by the Company.

                          (i) The execution, delivery and performance of this
                 Agreement and the Indenture by the Company, and the consummation of the transactions contemplated hereby and thereby, and the issuance and delivery of the Debt Securities will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, lien, charge or encumbrance upon any property or mortgage, deed of trust, loan agreement, or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject except for such conflicts, breaches, violations or defaults which would not have a Material Adverse Effect; nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries; nor will such action result in any violation of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their material properties or assets except for violations which

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                 would not have a Material Adverse Effect; and except for the registration of the Debt Securities under the Securities Act, the qualification of the Indenture under the Trust Indenture Act, and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Debt Securities by the Underwriters, no consent, approval, authorization or order of, or filing, registration or qualification of or with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement or the Indenture by the Company and the consummation by the Company of the transactions contemplated hereby and thereby.

                          (j) Except as described or incorporated by reference
                 in the Registration Statement or the Prospectus, there are no agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

                          (k) Neither the Company nor any of its subsidiaries
                 has sustained, since the date of the latest financial statements included or incorporated by reference in the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree in any such case, which would have a Material Adverse Effect, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any change in the capital stock or long

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                 term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial condition, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus.

                          (l) Price Waterhouse L.L.P., which has certified
                 certain financial statements of the Company, which statements appear in the Prospectus or are incorporated by reference therein, and Coopers and Lybrand L.L.P., which has delivered the initial letter referred to in Section 7(g) hereof, are each independent public accountants as required by the Securities Act and the Rules and Regulations.

                          (m) The financial statements (including the related
                 notes and supporting schedules) filed as part of the Registration Statement or included or incorporated by reference in the Prospectus present fairly in all material respects the financial condition and results of operations of the Company and its consolidated subsidiaries at the dates and for the periods indicated, and have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as otherwise expressly set forth therein.

                          (n) Except as described in the Registration Statement,
                 Prospectus or in documents incorporated therein by reference, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any material property or assets of the Company or any of its subsidiaries is the subject which is required to be disclosed in the Registration Statement, Prospectus or in documents incorporated therein by reference or which would reasonably be expected to have a Material Adverse Effect; and to the Company's knowledge, no such proceedings are

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                 threatened by governmental authorities or by others.

                          (o) There are no contracts or other documents which
                 are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference under the Rules and Regulations.

                          (p) Neither the Company nor any of its subsidiaries is
                 (i) in violation of its charter or by-laws, or (ii) in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement to which the Company or any of its subsidiaries is a party or by which it or any of them is or may be bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, except for such default which would not have a Material Adverse Effect or (iii) in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which the Company or any of its subsidiaries or its or any of their property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its or their property or to the conduct of its or their business, except for such violation or failure which would not have a Material Adverse Effect.

                          (q) Neither the Company nor, to the Company's
                 knowledge, any of its subsidiaries, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful con

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                 tribution, gift, entertainment or other unlawful expense
                 relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; or violated or is in violation in any material respect of any provision of the Foreign Corrupt Practices Act of 1977.

                          (r) Neither the Company nor any subsidiary is an
                 "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended (the "Investment Act"), and the rules and regulations of the Commission thereunder.

                          (s) Neither the ____ nor ____ senior debt rating
                 assigned to the Company in 1995 by Standard & Poor's Corporation and by Moody's Investor Services, Inc., respectively, has been lowered or, to the Company's knowledge, threatened to be lowered by either such rating agency nor, to the Company's knowledge, has it been placed under surveillance or review by either such rating agency.

                          (t) Any certificate signed by any officer of the
                 Company and delivered to the Underwriters or to counsel for the Underwriters pursuant to this Agreement shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

                 2. Purchase of the Debt Securities by the Underwriters. On the basis of the representations and warranties contained herein, and subject to the terms and conditions set forth herein, the Company agrees to sell to the Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, at the price and/or principal amount, as the case may be, set forth in the Terms Agreement attached hereto as the Schedule together with interest thereon accrued from the date specified in the Terms Agreement and in the respective amounts of the designated Debt Securities set forth opposite the name of each such Underwriter in Exhibit A to such Terms Agreement.

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                 3. Offering of the Debt Securities by the Underwriters. The
Underwriters propose to offer the Debt Securities for sale upon the terms and conditions set forth in the Prospectus and any amendment or supplement thereto relating to the Debt Securities.

                 4. Delivery of and Payment for the Debt Securities. Delivery of and payment for the Debt Securities shall be made at such location as may be agreed upon by the Underwriters and the Company at 10:00 a. m. New York City time, on the third business day following the date of this Agreement, or at such other time and date as shall be agreed upon (each such date and time of payment and delivery being herein called the "Closing Date") in the manner set forth in the applicable Terms Agreement. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Debt Securities shall be registered in such names and in such denominations as the Underwriters shall request in writing not less than two full business days prior to the Closing Date. For the purpose of expediting the checking and packaging of the certificates for the Debt Securities, the Company shall make the certificates representing the Debt Securities available for inspection by the Underwriters in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Closing Date.

                 The Debt Securities of a series may be issued in whole or in part in the form of one or more global securities in book-entry form that will be deposited with, or on behalf of, a depository, or its nominee, identified in the Prospectus Supplement relating to such series. In such a case, the manner of delivery of such global securities will be set forth in the applicable Terms Agreement.

                 5. Further Agreements of the Company. The Company agrees:

                          (a) To prepare the Prospectus in a form reasonably
                 acceptable to the Underwriters and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second Business Day following the execution and deliv

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                 ery of this Agreement [or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act]; to make no further amendment or supplement to the Registration Statement or to the Prospectus prior to the applicable Closing Date except as permitted herein; to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriters with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Debt Securities; to advise the Underwriters, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Debt Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                          (b) To furnish promptly to the Underwriters and to
                 counsel for the Underwriters a copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits (other than those incorporated by reference) filed therewith;

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                          (c) To deliver promptly to the Underwriters such
                 number of the following documents as the Underwriters shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement, the Indenture and such other exhibits as the Underwriters may reasonably request), (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus and (iii) any document incorporated by reference in the Prospectus (excluding exhibits thereto); and, if the delivery of a prospectus is required at any time after the Effective Date in connection with the offering or sale of the Debt Securities and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus (or to file under the Exchange Act any document incorporated by reference in the Prospectus) in order to comply with the Securities Act or the Exchange Act, to notify the Underwriters and, upon the reasonable request of the Underwriters, to file such document and to prepare and furnish without charge to each Underwriter as many copies as the Underwriters may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

                          (d) To file promptly with the Commission any amendment
                 to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company and the Underwriters, be required by the Securities Act or requested by the Commission;

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                          (e) Prior to filing with the Commission any amendment
                 to the Registration Statement or supplement to the Prospectus, and promptly after filing with the Commission any document incorporated by reference in the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Underwriters and counsel for the Underwriters;

                          (f) As soon as practicable after the date of this
                 Agreement and every Terms Agreement relating to designated Debt Securities, to make generally available to its securityholders an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

                          (g) For a period of five years following the
                 applicable Closing Date, to furnish to the Underwriters copies of all materials furnished by the Company to all of its stockholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange upon which the Company's common stock and any Debt Securities may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rules or regulations of the Commission thereunder;

                          (h) Promptly from time to time, to use its best
                 efforts, to take such action as the Underwriters may reasonably request to qualify the Debt Securities for offering and sale under the securities laws of such jurisdictions as the Underwriters may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Debt Securities; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation, to file a

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                 general consent to service of process in any jurisdiction where it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject;

                          (i) If, and to the extent specified in the Terms
                 Agreement attached hereto as the Schedule, designated Debt Securities are to be duly authorized for listing on a national securities exchange, to apply for any listing of such designated Debt Securities on such national securities exchange and to use its best efforts to complete that listing, subject only to official notice of issuance, prior to the relevant Closing Date; and

                          (j) To apply the net proceeds from the sale of the
                 Debt Securities being sold by the Company as set forth in the Prospectus.

                 6. Expenses. The Company agrees to pay all costs, expenses, fees and taxes incident to (i) the preparation, printing, filing and distribution under the Securities Act of the Registration Statement (including financial statements and exhibits), each Preliminary Prospectus and all amendments and supplements thereto, (ii) the printing and delivery of the Prospectus and all amendments or supplements thereto, (iii) the printing and delivery of this Agreement, the Blue Sky Memorandum and all other agreements, memoranda, correspondence and other documents printed and delivered in connection with the offering of the Debt Securities (including in each case any reasonable disbursements of counsel for the Underwriters relating to such printing and delivery), (iv) the registration or qualification of the Debt Securities for offer and sale under the securities or Blue Sky Laws of the several states (including in each case the reasonable fees and disbursements of counsel for the Underwriters relating to such registration or qualification and memoranda relating thereto), (v) filings and clearance with the NASD in connection with the offering, if applicable, and (vi) furnishing such copies of the Registration Statement, the Prospectus and all amendments and supplements thereto as may be requested for use in connection with the offering or sale of the Debt Securities by the Underwriters.

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                 7. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for any Debt Securities are subject to the accuracy in all material respects, when made, and on each Closing Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder and under the Terms Agreement attached hereto as the Schedule, and to each of the following additional terms and conditions:

                          (a) At the applicable Closing Date, the Prospectus
                 shall have been timely filed with the Commission in accordance with Section 5(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with to the Underwriters' reasonable satisfaction.

                          (b) Lonnie O. Grigsby, General Counsel to the Company,
                 shall have furnished to the Underwriters his opinion, as general counsel to the Company, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to counsel for the Underwriters to the effect that:

                                  (i) The Company's subsidiaries have been duly
                          incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation; and the Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification and where the failure to be so qualified and in good standing would have a Material Adverse Effect, and where so qualified, has all corporate power and authority necessary to own, lease or operate its prop

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                          erties and to conduct businesses as described or
                          incorporated by reference in the Prospectus;

                                  (ii) To such counsel's knowledge, there are no
                          contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference under the Rules and Regulations;

                                  (iii) The documents incorporated by reference
                          in the Prospectus (other than the financial statements and related schedules therein and all other financial and statistical data included or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion), when they were filed with the Commission complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder;

                                  (iv) To such counsel's knowledge, and other
                          than as set forth in the Registration Statement, the Prospectus, or any documents incorporated by reference, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any material property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would have a Material Adverse Effect; and to such counsel's knowledge, no such proceedings are threatened by governmental authorities or others; and

                                  (v)  The issuance and sale of the Debt
                          Securities being delivered on the

                          Closing Date by the Company and the compliance by the Company with all of the provisions of this Agreement and the Indenture and the consummation of the transactions contemplated hereby and thereby, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement known to such counsel to which the Company or any of its subsidiaries is a party or by which any of them is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject except for such conflicts, breaches, violations or defaults which would not have a Material Adverse Effect nor will such actions result in any violation of the provisions of any state or federal statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their material properties or assets, except for such violations as would not have a Material Adverse Effect.

                          (c) Paul, Weiss, Rifkind, Wharton & Garrison, special
                 counsel to the Company, shall have furnished to the Underwriters their opinion, as counsel to the Company, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect that:

                                  (i)      The Company has been duly
                          incorporated and is validly existing as a corporation in good standing under the laws of Delaware;

                                  (ii) The Debt Securities have been duly and
                          validly authorized by the Company and, when duly executed, issued and delivered by the Company, and authenticated by the Trustee pursuant to the provisions of the Indenture, against payment therefor as provided in this Agreement, will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as the enforceability thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity); and the Debt Securities, when issued and delivered, will conform in all material respects to the description thereof contained in the Prospectus;

                                  (iii) The Indenture has been duly authorized
                          by the Company, and when duly executed by the proper officers of the Company (assuming due execution and delivery by the Trustee) and delivered by the Company will constitute a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity); and the Indenture conforms in all material respects to the description thereof contained in the Prospectus;

                                  (iv) This Agreement has been duly authorized,
                          executed and delivered by the Company;

                                  (v)  The Company is not an "investment
                          company" within the meaning of such term under the Investment Act and the rules and regulations of the Commission thereunder;

                                  (vi) The Registration Statement was declared
                          effective under the Securities Act and the Indenture was qualified under the Trust Indenture Act as of the date and time specified in such opinion, the Prospectus was filed with the Commission pursuant to subparagraph of Rule 424 specified in such opinion on the date specified therein and no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

                                  (vii) The statements contained in the
                          Prospectus under the captions relating to the Debt Securities insofar as they describe federal statutes, rules and regulations, or portions thereof, constitute accurate descriptions thereof in all material respects;

                                  (viii) The Registration Statement, as of the
                          Effective Date, and the Prospectus, as of the date it was filed with the Commission, and any further amendments or supplements thereto made by the Company prior to the applicable Closing Date (other than the financial statements and related schedules therein and all other financial and statistical data included or incorporated by reference therein or omitted therefrom and other than the T-1, as to which such counsel need express no opinion) appears on its face to comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations; and the Indenture conforms in all material respects to the requirements of the Trust Indenture Act and the applicable rules and regulations thereunder; and

                                  (ix) The issuance and sale of the Debt
                          Securities being delivered on the Closing Date by the Company and the compliance by the Company with all of the provisions of this Agreement and the Indenture and the consummation of the transactions contemplated hereby and thereby, will not result in any violation of the provisions of the charter or by-laws of the Company; and will not result in any violation of the provisions of any state or federal statute or any order, rule or regulation known to such counsel of any state or federal court or governmental agency or body having jurisdiction over the Company except for such violations as would not have a Material Adverse effect; and, except for the registration of the Debt Securities under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act, the Trust Indenture Act and applicable state securities laws in connection with the purchase and distribution of the Debt Securities by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution delivery and performance of this Agreement and the Indenture by the Company and the consummation by the Company of the transactions contemplated hereby and thereby.

                 In rendering the opinions required by subsections (b) and (c) of this section, Lonnie O. Grigsby and Paul, Weiss, Rifkind, Wharton & Garrison, respectively, may (i) state that their opinion is limited to matters governed by the federal laws of the United States of America, the laws of the State of New York or the General Corporation Law of the State of Delaware and (ii) rely (to the extent such counsel deems proper and specifies in their opinion) as to matters involving the application of laws covered by supporting opinion upon the opinion of other counsel of good standing, provided that such other counsel is reasonably satisfactory to counsel for the Underwriters and furnishes a copy of its opinion to the Underwriters. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied upon certificates of officers of the Company and its subsidiaries and certificates of public officials. In addition, Lonnie O. Grigsby, in rendering the opinions required by clauses (i) and (ii) of subsection (b) with respect to subsidiaries, may rely on opinions rendered by counsel employed by such subsidiaries.

                 Each of Lonnie O. Grigsby and Paul, Weiss, Rifkind, Wharton & Garrison shall have furnished to the Underwriters written statements, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters, to the effect that such counsel has acted as counsel to the Company in connection with the preparation of the Registration Statement, and based on the foregoing, such counsel does not believe that the Registration Statement (other than the financial statements and related schedules and all other financial data included or incorporated by reference therein or omitted therefrom, and other than the Form T-1, as to which such counsel shall express no opinion or belief), as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus (other than the financial statements and related schedules and all other financial and statistical data included or incorporated by reference therein or omitted therefrom, and other than the Form T-1, as to which such counsel shall express no opinion or belief), as of its date and the applicable Closing Date, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Lonnie
         O. Grigsby shall also have furnished to the Underwriters a written statement, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters, to the effect that he does not believe that any document incorporated by reference in the Prospectus (other than the financial statements and related schedules and all other financial and statistical data included or incorporated by reference therein or omitted therefrom, and other than the Form T-1, as to which such counsel shall express no opinion or belief) contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinions and statements may be qualified by statements to the effect that (i) such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus except for the statements made in the Prospectus under the captions relating to the designated Debt Securities, insofar as such statements relate to the Debt Securities and concern legal matters and (ii) as to facts necessary to the determination of materiality, such counsel is relying upon the opinions of officers and other representatives of the Company.

                          (d) The Underwriters shall have received from counsel
                 for the Underwriters such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Debt Securities, the Registration Statement, the Prospectus and other related matters as the Underwriters may reasonably require.

                          (e) At the Closing Date, counsel for the Underwriters
                 shall have been furnished with such documents, certificates and information as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Debt Securities as contemplated herein and in each Terms Agreement and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein and therein contained.

                          (f) At the time of execution of this Agreement and
                 each Terms Agreement, the Underwriters shall have received from Coopers &

                 Lybrand L.L.P., with respect to the Company, letters, in form and substance reasonably satisfactory to the Underwriters, addressed to the Underwriters and dated the date hereof and thereof (i) confirming that they are independent public accountants with respect to the Company and its subsidiaries within the meaning of the Securities Act, (ii) stating, as of the date hereof and thereof (or with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof or thereof), the conclusions and findings of such firm with respect to the financial information and other matters as provided in SAS No. 72.

                          (g) With respect to the letters of Coopers & Lybrand
                 L.L.P. referred to in the preceding paragraph and delivered to the Underwriters concurrently with the execution of this Agreement (the "initial letter") and each Terms Agreement, the Company shall have furnished to the Underwriters letters (the "bring-down letters") of such accountants, addressed to the Underwriters and dated the Closing Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and the Rules and Regulations, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five business days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and
                 (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

                          (h) At each Closing Date, there shall not have been,
                 since the date hereof or since the respective dates as of which information is given in the Registration Statement and the

                 Prospectus, any material adverse change in the consolidated financial condition, stockholders' equity, results of operations or business of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, and the Company shall have furnished to the Underwriters a certificate, dated the Closing Date of its Chairman of the Board, its President or a Vice President of the Company, on the one hand, and its Chief Financial Officer (or any person acting in such capacity) or its Treasurer, on the other hand, stating that:

                                  (i) The representations and warranties of the
                          Company in Section 1 are true and correct as of such Closing Date; the Company has complied with its agreements contained in this Agreement and the conditions set forth in Section 7(a) and 7(i) have been fulfilled in each case, in all material respects;

                                  (ii) They have carefully examined the
                          Registration Statement and the Prospectus and in their opinion (A) as of the Effective Date, the Registration Statement and Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, (in the case of the Prospectus, in light of the circumstances in which they were made) not misleading, and (B) since the Effective Date no event has occurred which should have been set forth or incorporated by reference in a supplement or amendment to the Registration Statement or the Prospectus which has not been so set forth; and

                                  (iii) no stop order suspending the
                          effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

                          (i) (i) Neither the Company nor any of its
                 subsidiaries shall have sustained since the respective dates as of which information is given in the Registration Statement or the Prospectus or in any document incorporated by reference therein any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth, contemplated or incorporated by reference in the Prospectus or in any of the documents incorporated by reference therein, or
                 (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries except as set forth in the letters described in paragraphs (f) or (g) of this Section 7, or any material change in the financial condition, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated or incorporated by reference in the Prospectus or in any of the documents incorporated by reference therein, the effect of which, in any such case described in clause (i) or (ii), is, in the reasonable judgment of the Underwriters, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Debt Securities being delivered on such Closing Date on the terms and in the manner contemplated in the Prospectus.

                          (j) Subsequent to the execution and delivery of this
                 Agreement and prior to the Closing Date, (i) no downgrading shall have occurred in the rating accorded the Company's securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and
                 (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's securities.

                          (k) Subsequent to the execution and delivery of this
                 Agreement, there shall not have occurred any of the following:
                 (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction,
                 (ii) a general banking moratorium shall have been declared by federal or New York state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States, if the effect of any event specified in this clause (iii) in the judgment of the Underwriters makes it impracticable or inadvisable to proceed with the public offering or delivery of the Debt Securities on the terms and in the manner contemplated in the Prospectus, (iv) any federal or state statute, regulation, rule or order of any court or other governmental authority shall have been enacted, published, decreed or otherwise promulgated which in the judgment of the Underwriters materially and adversely affects, or will materially and adversely affect, the business or operations of the Company and any subsidiaries, taken as a whole, (v) any federal, state or local government or agency shall take any action in respect of its monetary or fiscal affairs which in the judgment of the Underwriters has a material adverse effect on the financial markets in the United States, or (vi) there shall have occurred such a material adverse change in general economic or financial conditions (or such a material adverse change in international conditions the effect of which on the financial markets in the United States shall be such) as to make it, in the reasonable judgment of the Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Debt Securities being delivered on such Closing Date on the terms and in the manner contemplated in the Prospectus.

                 All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in substance reasonably satisfactory to counsel for the Underwriters. The Company may rely on any waiver of such conditions given by the Underwriters or counsel to the Underwriters as if given by the Underwriters.

                 8.       Indemnification and Contribution.

                          (a) The Company agrees to indemnify and hold harmless
                 each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriters furnished in writing to the Company by or on behalf of any Underwriter expressly for use therein, and except further that the Company shall not be liable with respect to any losses, claims, damages, liabilities or judgments arising out of or based on any untrue statements or alleged untrue statement or omission or alleged omission to state a material fact in any Preliminary Prospectus which is corrected in the Prospectus if the person or entity asserting such loss, claim, damage, liability or judgment purchased Debt Securities from such Underwriter, but was not sent or given a copy of the Prospectus at or prior to the written confirmation of the sale of such Debt Securities to such person or entity in any case where such delivery is required by the Act if the Company has previously furnished copies thereof in sufficient quantity to such Underwriter and the loss, claim, damage, liability or judgment of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus.

                          (b) In case any action shall be brought against any
                 Underwriter or any person controlling such Underwriter, based upon any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against the Company, such Underwriter shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payments of all fees and expenses. Any Underwriter or any such controlling person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the employment of such counsel shall have been specifically authorized in writing by the Company, (ii) the Company shall have failed to assume the defense and employ counsel or (iii) the named parties to any such action (including any impleaded parties) include both such Underwriter or such controlling person and the Company and such Underwriter or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company (in which case the Company shall not have the right to assume the defense of such action on behalf of such Underwriter or such controlling person, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Underwriters and controlling persons, which firm shall be designated in writing by the representatives and that all such fees and expenses shall be reimbursed as they are incurred). The Company shall not be liable for any settlement of any such action effected without its written consent, but, if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless any Underwriters and any such controlling person from and against any loss or liability by reason of such settlement. Notwithstanding the immediately preceding sentence, if in any case where the fees and expenses of counsel are at the expense of the indemnifying party and an indemnified party shall have requested the indemnifying party to reimburse the indemnified party for such fees and expenses of counsel as incurred, such indemnifying party agrees that it shall be liable for any settlement of any action effected without its written consent if (i) such settlement is entered into more than thirty days after the receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall have failed to reimburse the indemnified party in accordance with such request for reimbursement prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                          (c) Each Underwriter agrees, severally and not
                 jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, and any person controlling the Company within the meaning of
                 Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter but only with reference to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter expressly for use in the Registration Statement, the Prospectus or any Preliminary Prospectus. In case any action shall be brought against the Company, any of its directors, any such officer or any person controlling the Company based on the Registration Statement, the Prospectus or any Preliminary Prospectus and in respect of which indemnity may be sought against any Underwriter, the Underwriter shall have the rights and duties given to the Company (except that if the Company shall have assumed the defense thereof, such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), and the Company, its directors, any such officers and any person controlling the Company shall have the rights and duties given to the Underwriter by Section 8(b) hereof.

                          (d) If the indemnification provided for in this
                 Section 8 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgements (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Debt Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the Underwriters, bear to the total price to the public of the Debt Securities, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                          The Company and the Underwriters agree that it would
                 not be just and equitable if contribution pursuant to this
                 Section 8(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this

                 Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Debt Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this
                 Section 8(d) are several in proportion to the respective number of Debt Securities purchased by each of the Underwriters hereunder and not joint.

                 9. Defaulting Underwriters. If on the applicable
Closing Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase (in addition to the principal amount of Debt Securities which such Underwriters are obligated to purchase pursuant to Section 2) the Debt Securities which the defaulting Underwriter agreed but failed to purchase on such Closing Date in the respective proportions to the principal amount of Debt Securities set opposite the names of each remaining non-defaulting Underwriter in Exhibit A to the applicable Terms Agreement bears to the principal amount of the Debt Securities set opposite the names of all the remaining non-defaulting Underwriters in Exhibit A to the applicable Terms Agreement; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Debt Securities on such Closing Date if the total number of Debt Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 10% of the total principal amount of the Debt Securities to be purchased on such Closing Date. If the foregoing maximum percentage is exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Underwriters who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Debt

Securities to be purchased on such Closing Date. If the foregoing maximum percentage is exceeded, the remaining non-defaulting Underwriters which have agreed to purchase in the aggregate 50% or more of the aggregate principal amount of Debt Securities (other than the Debt Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on the Closing Date) may, at any time after 72 hours immediately following the failure of the defaulting Underwriter or Underwriters to purchase the Debt Securities set forth opposite the name of such Underwriter or Underwriters, terminate this Agreement without liability on the part of any non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 6 and 11. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Exhibit A to any applicable Terms Agreement who, pursuant to this Section 9, purchases Debt Securities which a defaulting Underwriter agreed but failed to purchase.

                 Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other underwriters are obligated or agree to purchase the Debt Securities of a defaulting Underwriter, either the Underwriters or the Company may postpone the applicable Closing Date for up to seven full business days in order to effect any changes that in the reasonable opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement necessary to consummate the transactions described herein.

                 10. Termination. Except as provided in the applicable Prospectus Supplement, the obligations of the Underwriters hereunder may be terminated by the Underwriters which have agreed to purchase in the aggregate 50% or more of the aggregate principal amount of Debt Securities by notice given to and received by the Company prior to delivery of and payment for the Debt Securities if, prior to that time, any of the events described in Sections 7(i),(j) and (k) shall have occurred or if the Underwriters shall decline to purchase the Debt Securities as permitted by Section 9.

                 11. Reimbursement of Underwriters' Expenses. If the
Company shall fail to tender the Debt Securities for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company is not fulfilled (other than Section 7(k)), the Company will reimburse the Underwriters for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Debt Securities, and upon demand the Company shall pay the full amount thereof to the Underwriters. If this Agreement is terminated pursuant to Section 9 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter for any of its expenses incurred in connection with this Agreement.

                 12. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

                          (a) if to the Underwriters, shall be delivered or sent
                 by mail, telex or facsimile transmission as shall be directed in the Terms Agreement attached hereto as the Schedule; and

                          (b) if to the Company, shall be delivered or sent by
                 mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention:
                 General Counsel (Fax: (402) 241-2427).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by the lead Underwriter.

                 13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of the directors of the Company, officers of the Company and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

                 14. Survival. The respective indemnities, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for any Debt Securities and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

                 15. Definition of the Term "Business Day". For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading.

                 16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                 17. Counterparts. This Agreement may be executed in counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

                 18. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                 If the foregoing correctly sets forth the agreement between the Company and the Underwriters please indicate your acceptance in the space provided for that purpose below.

                                           Very truly yours,

                                           IBP, inc.

                                           By
                                             -----------------------------
                                                Name:
                                                Title:

Confirmed and accepted
as of the date first
above written:

By [Representative]

   By
     -----------------------------

Acting severally on behalf of
  themselves and the several
  Underwriters named in
  Exhibit A to the Schedule hereto

                                    SCHEDULE

                                 TERMS AGREEMENT